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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                        Date of Report (Date of earliest
                         event reported): July 14, 1998
                                          -------------

                               HARRIS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-3863                  34-0276860
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


        1025 West NASA Blvd., Melbourne, FL                     32919
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        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (407) 727-9100


                                    No Change
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Items 1-4. Not Applicable.


Item 5.    OTHER EVENTS.

           On July 20, 1998, Harris Corporation announced that it is implementing restructuring actions to improve its competitiveness and financial performance in its semiconductor sector and other segments. The actions will result in a restructuring charge and other one-time charges totaling $142 million pre-tax against fiscal 1998 fourth-quarter earnings. A copy of the press release is filed herewith as Exhibit 99(a) and is incorporated herein by reference.

           On July 14, 1998, Harris Corporation announced that its Lanier Worldwide, Inc. subsidiary had completed its previously announced acquisition of the assets of the Copying Systems Business Unit of the Agfa-Gevaert Group, which is a member of the Bayer Group, Leverkusen, Germany. The acquisition doubles Lanier's presence and market share in the European office equipment market. A copy of the press release is filed herewith as Exhibit 99(b) and is incorporated herein by reference.


Item 6.    Not Applicable.


Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

           The following documents are filed as Exhibits to this Report:

           99(a). Press Release, dated July 20, 1998, announcing the restructuring of the semiconductor business and other segments.

           99(b). Press Release, dated July 14, 1998, announcing the completion of the acquisition of the Copying Systems Business Unit of the Agfa-Gevaert Group.


Items 8-9. Not Applicable.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          HARRIS CORPORATION

                          By: /s/  Bryan R. Roub
                              -------------------------------------------------
                          Name:  Bryan R. Roub
                          Title: Senior Vice President & Chief Financial Officer


Date: July 21, 1998


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                                  EXHIBIT INDEX


  Exhibit No.
Under Reg. S-K,
    Item 601                                 Description
---------------         --------------------------------------------------------

     99(a) Press Release, dated July 20, 1998, announcing the restructuring of the semiconductor business and other segments.

     99(b) Press Release, dated July 14, 1998, announcing the completion of the acquisition of the Copying Systems Business Unit of the Agfa-Gevaert Group.


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